SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):           August 9, 2001

ISCO INTERNATIONAL, INC. (Exact Name of Registrant as Specified in Charter)

Delaware	000-22302	36-3688459

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation or	file	Identification
Organization)	number)	Number)

451 Kingston Court, Mt. Prospect, Illinois		60056

(Address of Principal Executive Offices)		(Zip Code)

(847) 391-9400

(Registrant’s telephone number, including area code)

SIGNATURES
EXHIBIT INDEX
Press Release

Item 5. Other Events.

      On August 9, 2001, ISCO International, Inc. (“ISCO”) issued a press release announcing that it has sold 12 Cryogenic Receiver Front-end (CRFE) Systems and four Adaptive Notch Filter (ANF(TM)) Systems to Verizon Wireless. These interference-control systems serve 37 individual CDMA sectors in 12 cell-sites surrounding the O’Hare Airport in Chicago, one of the highest traffic regions in Verizon Wireless’ network. A complete copy of the press release is filed herewith as Exhibit 99.1.

Item 7 — Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

Exhibit No.	Description

99.1
Press Release issued by ISCO International, Inc. on August 9, 2001 announcing that it has sold 12 Cryogenic Receiver Front-end (CRFE) Systems and four Adaptive Notch Filter (ANF(TM)) Systems to Verizon Wireless.

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: August 9, 2001		ISCO International, Inc.

	By:	/s/ Charles F. Willes

Charles F. Willes

Principal and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1
Press Release issued by ISCO International, Inc. on August 9, 2001 announcing that it has sold 12 Cryogenic Receiver Front-end (CRFE) Systems and four Adaptive Notch Filter (ANF(TM)) Systems to Verizon Wireless.